UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

August 7, 2009

CRC Crystal Research Corporation

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

000-52472	86-0728263
(Commission File Number)	(IRS Employer Identification No.)

4952 East Encanto Street, Mesa, AZ	85205
(Address of Principal Executive Offices)	(Zip Code)

480.452.3301

(Registrant's Telephone Number, Including Area Code)

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On August 7, 2009, Board of Directors of the Registrant dismissed Moore & Associates Chartered, its independent registered public account firm. On the same date, August 7, 2009 the accounting firm of Seale and Beers, CPAs was engaged as the Registrant’s new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Moore & Associates Chartered and the engagement of Seale and Beers, CPAs as its independent auditor. None of the reports of Moore & Associates Chartered on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal year ended December 31, 2008 a going concern qualification in the registrant's audited financial statements.  During the two most recent audit periods and the interim period up to August 7, 2009, there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

The PCAOB revoked the registration of Moore and Associates, Chartered on August 27, 2009 because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a Board investigation.

At the time of initial filing of this 8-K, August 7, 2009, the registrant was completely unaware of the SEC investigation of Moore and Associates. Seale and Beers, CPAs, the new auditors for the registrant, did not disclose any knowledge of the problems within Moore and Associates or the SEC investigation of the same while they were being engaged as auditors for the registrant.

During the registrant's two most recent fiscal years ended December 31, 2008 and 2007 and the subsequent interim period ended March 31, 2009 through August 7, 2009 thereto, there were no disagreements with Moore and Associates, Chartered whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore and Associates, Chartered's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

The registrant ha d requested that Moore and Associates, Chartered furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter was attached as an exhibit to the Form 8-K/A, Second Amendment, and is incorporated by reference below .  The registrant was unable to obtain an amended letter from Moore and Associates, Chartered at the time of this filing.

b) On August 7, 2009, the registrant engaged Seale and Beers, CPAs as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Seale and Beers, CPAs regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

No.	Exhibits
16.1	Letter from Moore and Associates, Chartered, dated August 12, 2009, to the Securities and Exchange Commission regarding statements included in this Form 8-K/A (1)

(1) Incorporated by reference to the exhibit to the registrant's current report on Form 8-K/A, filed August 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   September 3, 2009

By: /s/ Kiril A. Pandelisev

Name: Dr  Kiril A. Pandelisev
Title: CEO